ASSIGNMENT AND ASSUMPTION AGREEMENT


               ASSIGNMENT AND  ASSUMPTION  AGREEMENT made as of this 12th day of

June,  1992  by and  between  PETER  T.  MAHER  AND  RAYMOND  SCHWARTZ,  two (2)

individuals,  having a business  address at 7 Becker  Farm Road,  Roseland,  New

Jersey  (hereinafter  collectively  referred to as "Assignor") and M&S CORPORATE

HOLDINGS,  INC.,  a  corporation  organized  under  the laws of the State of New

Jersey,  having  an  address  at  7  Becker  Farm  Road,  Roseland,  New  Jersey

(hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

     WHEREAS:

     A.  Assignor,  as  tenant  and  7  Becker  Farm  Associates,   as  landlord

(hereinafter  referred to as "Landlord"),  entered into a certain lease dated as of July 1, 1992 (the  "Lease")  for a portion of the fourth  (4th)  floor of the building known as 7 Becker Farm Road, Roseland, New Jersey; and

     B.  Assignor  desires  to assign  the Lease  and all of  Assignor's  rights thereunder to Assignee,  and Assignee is willing to accept the assignment and to assume  Assignor's  obligations  under the Lease  upon the terms and  conditions hereinafter set forth;

     NOW,  THEREFORE,  in  consideration  of the  premises  and  the  agreements hereinafter contained, it is mutually covenanted and agreed as follows:

I.  ASSIGNMENT OF LEASE
    -------------------

     Assignor  hereby  assigns to Assignee all of  Assignor's  right,  title and interest in, under and to the Lease and the term and estate  thereby  granted to

Assignor and Assignee  hereby  assumes and agrees to be bound by and perform all of the terms, provisions, covenants, conditions and agreements contained in the Lease to be kept, observed and performed by

Assignor thereunder as if Assignee had originally  executed the Lease.  Assignee agrees that the  provisions  of Articles 11 and 48 of the Lease shall be binding upon Assignee with respect to all future  assignments and deemed  assignments of the Lease.  This Assignment and Assumption  Agreement shall not release Assignor from its obligations to Landlord under the Lease.  Assignor shall remain jointly and severally liable as primary obligor for all obligations under the Lease.

II. MODIFICATIONS
-----------------

     This  Assignment  and  Assumption  Agreement  may  be  changed  only  by an agreement in writing signed by the party against whom enforcement of any waiver,

change, modification or discharge is sought.

III. HEADINGS
-------------

     The foregoing  descriptive  headings are for convenience only and shall not affect the construction or interpretation of any of the terms of this Assignment and Assumption Agreement.

IV. BENEFIT AND BINDER
----------------------

     The terms and conditions of this Assignment and Assumption  Agreement shall be  binding  upon and  inure to the  benefit  of the  parties  hereto  and their respective successors and assigns.

     IN WITNESS  WHEREOF the  parties  hereto have  respectively  executed  this

Assignment and Assumption Agreement as of the day and year first above written.



WITNESSED BY:                            ASSIGNOR:

                                         PETER T. MAHER

_____________________________________    By: /s/ Peter T. Maher
                                            ----------------------------------
                                            Peter T. Maher
Name:________________________________
       (please print)


WITNESSED BY:                            RAYMOND SCHWARTZ

_____________________________________    By: /s/ Raymond Schwartz
                                            ----------------------------------
                                            Raymond Schwartz
Name:________________________________
       (please print)

ATTESTED BY                              ASSIGNEE:

                                         M&S CORPORATE HOLDINGS, INC.

_____________________________________    BY: /s/ Peter Maher
                                            ----------------------------------
Name:   _____________________________       Peter Maher
       (please print)                       Title: President/CEO
                                                  ---------------------------
Title:     Corporate Secretary                       (please print)

Apply Corporate
Seal Here

ATTESTED BY:

Name:    _____________________________   BY: /s/ Raymond Schwartz
         (please print)                     ----------------------------------
                                                   Raymond Schwartz
Title:     Corporate Secretary           Title: Secretary/Treasurer
                                               --------------------------------
                                                (please print)
Apply Corporate
Seal Here

                            ASSIGNOR'S ACKNOWLEDGMENT

STATE OF NEW JERSEY    )
                        s.s.:
COUNTY OF ESSEX        )

     On this 12th day of June, 1992, before me personally came Peter T Maher to me known, being duly sworn by me, did depose and say that; he resides at 8 Sloping Hill Terrace, Wayne. New Jersey, that he is the individual mentioned in, and which executed the foregoing instrument and that he signed his name thereto.


                                                -----------------------------
                                                Notary Public

STATE OF NEW JERSEY    )
                        s.s.:
COUNTY OF ESSEX        )

     On this 12th day of June, 1992, before me personally came Raymond Schwartz, to me known, being duly sworn by me, did depose and say that he resides at 9 Fairview Terrace, Maplewood, New Jersey, that he is the individual mentioned in, and which execute: the foregoing instrument and that he signed his name thereto.


                                                 -------------------------
                                                 Notary Public


                            ASSIGNEE'S ACKNOWLEDGMENT

STATE OF NEW JERSEY    )
                         s.s.:
COUNTY OF ESSEX        )

     On this 12th day of June, 1992 before me personally came _______________, to me known, being duly sworn by me, did depose and say that he resides at __________________ _________________, that he is the President of M&S CORPORATE
HOLDINGS, INC., a New Jersey corporation, the corporation mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                --------------------------
                                                Notary Public